Tortoise

Summary Prospectus

January 31, 2019

Tortoise
Cloud Infrastructure Fund

CBOE BZX: TCLD

Before you invest, you may want to review Tortoise Cloud Infrastructure Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 23, 2019, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://etp.tortoiseindexsolutions.com/literature/.  You can also get this information at no cost by calling the Fund (toll-free) at 844-TR-INDEX (844-874-6339) or by sending an e-mail request to info@tortoiseindexsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 844-TR-INDEX (844-874-6339) or by sending an e-mail request to info@tortoiseindexsolutions.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 844-TR-INDEX (844-874-6339) or by sending an e-mail request to info@tortoiseindexsolutions.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Investment Objective
The Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Cloud Infrastructure IndexSM (the “Underlying Index” or the “Cloud Infrastructure Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of shares.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$41	$128

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level.  These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance.  Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this Prospectus.

Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is a proprietary rules-based, modified market capitalization weighted, float adjusted index designed to track the overall performance of equity securities of global cloud computing infrastructure companies (“Cloud Companies”) listed on a developed country exchange. A list of developed market exchanges is below.  The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., Cloud Companies).

Computers are limited in terms of how much information they can process or store at any given time. Cloud computing and Cloud Companies enable users to use a connection via internet where individual computers can access a larger, consolidated database, instead of requiring each computer to have a large amount of space.  All users share and see the same information stored on a centralized computer, and each local machine simply requests access to that information, whether through an application, an internet browser, or some other method.  A Cloud Company is defined as a company that, as of the last reference date of the Underlying Index, derives at least 50% of gross revenues, operating income, EBITDA, or assets from the following areas:

•
Cloud Systems/Services:  Companies that provide a variety of different IT resources remotely, generally over the internet; this is the core of the cloud computing industry.  Companies in this segment may provide full cloud services or specialize in a particular type of cloud service, such as data storage.

•
Cloud Consulting Software/Services:  Companies that provide software and services that help develop and organize how cloud based data interacts with the information stored on local servers and the different devices that rely on information from the cloud.  Cloud users often maintain some level of data storage on their own servers, particularly sensitive data. Cloud users may need to integrate that data with market or other data.  Cloud management software companies enable theses various resources to interact efficiently.

•
Cloud Security:  Companies that provide user identification, authentication and/or general security for cloud related applications, such as remote desktop connections, to prevent unauthorized individuals from accessing data.

•
Cloud Hardware:  Companies that make and sell the hardware that supports cloud data center computing power.  This includes servers and functioning components of servers that are essential in creating the computers that support remote access. Some companies in this group might also provide cloud services/software but create the hardware necessary to support those other business lines. Hardware is limited to functioning products, and does not include upper value chain component parts such as semiconductors.

•	Cloud Data Centers: Companies that own, operate, and/or lease access to real estate or data centers that cloud services companies utilize to store their computing power.

Companies are also eligible for inclusion in the Underlying Index if their revenue is in the top ten globally in cloud systems/services. Such companies are limited to a maximum of 20% of the Underlying Index, per the methodology.

To be included in the Underlying Index, a company must be a Cloud Company that is listed on a developed country stock exchange. Tortoise Index Solutions, LLC (the “Adviser”), the Fund’s investment adviser, considers exchanges to be developed if they are classified as such by at least 3 of the following five groups:  Dow Jones, FTSE, MSCI, Russell and S&P.  As of December 31, 2018, this list included Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed countries. The Underlying Index may include small and medium capitalization companies.  Eligible constituents must also have a total equity market capitalization of at least $400 million for two consecutive quarters prior to the reference date at the time of inclusion in the Underlying Index. In order to remain in the Underlying Index, a company must maintain an average equity market capitalization of at least $300 million for a minimum of 20 trading days prior to the next reference date of the Underlying Index.

In addition, eligible constituents must obtain a minimum liquidity turnover of 0.15 for two consecutive quarters prior to a reference date to be eligible for inclusion in the Underlying Index and must maintain a minimum liquidity turnover of at least 0.10 to remain in the Underlying Index. Index constituents who fail to meet a minimum liquidity turnover for two consecutive quarters will be dropped from the Underlying Index. Liquidity turnover is calculated by dividing a company’s three-month average daily trading volume in U.S. dollars by the company’s total U.S. dollar market capitalization at the end of the three-month period.  In an index that’s weighted primarily by market capitalization, scaling the liquidity requirement to the size of the company provides a better gauge of relative liquidity than a strict dollar limitation.  Companies that have recently undergone an initial public offering only need to meet liquidity and capitalization requirements for the first quarter following the initial public offering in order to be included in the Underlying Index.  Additionally, any constituent of the Underlying Index that does not meet at least a 0.05 liquidity turnover will be dropped without the two quarter requirement.

The Underlying Index will include a minimum of 30 securities. Should the number of securities that meet the index inclusion criteria fall below 30, the Underlying Index may include additional Cloud Companies or companies in the top ten in global revenues in the cloud systems/services area fall below the market capitalization or the liquidity turnover threshold otherwise required for inclusion. This will ensure that the Underlying Index remains investible and diversified.  For the Underlying Index as a whole, no individual security may be more than 4.5% of the total market capitalization of the Underlying Index as of the reference date. Should the weighting of any individual security be more than 4.5% of the total index market capitalization as of the reference date for the next rebalance, excess market capitalization will be distributed evenly to other constituents of the Underlying Index that do not currently exceed the 4.5% threshold.

In seeking to achieve its objective as an index fund, the Fund will invest at least 80% of its net assets (excluding any collateral held from securities lending) in global common stocks and American depository receipts (“ADRs”) of Cloud Companies that comprise the Underlying Index. ADRs are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. The Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) (collectively, with ADRs, “Depositary Receipts”). Under normal conditions, the Fund generally will invest in substantially all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index.  The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to the Underlying Index and its components, cash and cash equivalents, other investment companies, as well as in securities and other instruments not included in the Underlying Index but which the Adviser believes will help the Fund track the Underlying Index.

As of the December 21, 2018 rebalance, the Underlying Index was comprised of 46 constituents.  The Underlying Index will rebalance quarterly in March, June, September and December. The rebalancing of the Underlying Index will be based on data as of a reference date approximately ten days prior to the rebalance date.  No constituents will be added to the Underlying Index between rebalance dates. Constituents are reviewed annually, at the September rebalance, to determine that they continue to meet the definition of a Cloud Company under the Underlying Index methodology. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Underlying Index constituent changes and updates as well as any changes to the methodology will be posted to www.tortoiseadvisors.com. The Underlying Index was established in 2018 and is owned by the Adviser. The Adviser (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Fund at no cost to the Fund.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Fund will be concentrated in the cloud infrastructure industry.

Principal Risks
As with all funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money.  The principal risks affecting shareholders’ investments in the Fund are set forth below.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

General Market Risk.  The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment.  The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Cloud Industry Risk. Any adverse developments in the cloud infrastructure industry and its components as defined above, may significantly affect the value of the shares of the Fund.  The risks related to investing in Cloud Companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies.

One major risk in the cloud infrastructure industry is technology risk, both competition from new technologies or failures around existing technologies.  Competition in the cloud infrastructure and supporting industries is fierce, with competition from the existing larger, vertically integrated companies as well as competition from new, smaller companies with cutting edge technology.  The cloud industry is very dynamic and competitive advantages are not expected to be permanently sustainable, although some may sustain for long periods of time.  It is also imperative that companies invest in supporting the infrastructure, products or services that they provide.  System interruptions, outages, malfunctions or breaches, whether driven by internal systems or third party systems, may be catastrophic to the reputation and fundamental businesses of companies as we define them in this space.

Additionally, keeping up with technology changes requires a significant amount of research, software and product development, which may be costly.  This investment in technology is not guaranteed to earn a positive return, depending on the success of the technology developed.

Companies in this industry may also have significant fluctuations in operating results and growth rates.  Fast growing industries like this may be susceptible to equally fast or even faster pull backs in business growth, equity prices, or both.

In recent years, there have been calls for increased regulation for tech companies, particularly those that move or store personal or sensitive data and requiring them to be more protective of this data.  Regulatory burdens have the potential to be financially impactful, and to the extent that cloud infrastructure becomes more extensively regulated there could be negative impacts to the businesses included in this Fund.

New Fund Risk. The Fund has no operating history and there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) may determine to liquidate the Fund.

Depository Receipt Risk.  Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks.  Depository Receipts may be less liquid than the underlying shares in the primary trading market.  Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository.  As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

Concentration Risk. Because the Fund’s assets will be concentrated in the cloud infrastructure industry, the Fund is subject to loss due to adverse occurrences that may affect that industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors affecting securities markets generally, the equity securities of Cloud Companies in particular.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Mid-Cap and Small-Cap Companies Risk. Companies defined as small and mid-cap securities may involve greater risk than is normally associated with large cap companies, and as a result may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.

Liquidity Risk. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Passive Investment Risk. The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk.  There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective.  The Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements.  Consequently, the performance of the Fund may diverge from that of its Underlying Index.  This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Fund in purchasing and selling securities.  Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Absence of Active Trading Market Risk.  Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.  There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares May Trade at Prices Different than Net Asset Value Per Share (“NAV”).  Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV.  If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risks.  The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets.  Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market.  Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments.  In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risks.  The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy.  The effect of any future regulatory change on the Fund could be substantial and adverse.

Methodology Risks. The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

Performance Information
As of the date of this Prospectus, the Fund has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s return to a broad measure of market performance. Updated performance information for the Fund will be available on the Fund’s website — www.tortoiseadvisors.com — or by calling 844-TR-INDEX (844-874-6339).

Investment Adviser
Tortoise Index Solutions, LLC serves as the investment adviser to the Fund.  The Adviser also serves as index provider to the Fund.

Portfolio Manager
Matthew Weglarz, CFA has served as portfolio manager for the Fund since its inception in January 2019.

Purchase and Sale of Fund Shares
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 50,000 shares known as “Creation Units.”  Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index.  Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer.  You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security.  The Fund’s shares are listed on the CBOE BZX Exchange.  The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount).  Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information
Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account.  Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.